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                                                                    EXHIBIT 99.2
                        CERTIFICATION OF PERIODIC REPORT



         Pursuant toss.906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.ss.1350, the undersigned officer of Renaissance Learning, Inc. (the "Company"), hereby certifies that to the undersigned's knowledge:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 12, 2003


                            /s/ Steven A. Schmidt
                            -----------------------------------------------
                            Name:  Steven A. Schmidt
                            Title: Chief Financial Officer, Secretary and Vice President


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY ss.906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST. THIS WRITTEN STATEMENT ACCOMPANIES THIS REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SHALL NOT BE DEEMED TO BE FILED BY THE COMPANY FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934.